UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2015
Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 10, 2015, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that will commence on January 1, 2016. Patricia P. Brister, Robert M. Rigby and John P. Salazar were each re-elected to serve an additional term on the Bank’s Board of Directors. The election of these directors was reported under Item 5.02 of the Bank’s Current Report on Form 8-K dated November 10, 2015 and filed with the Commission on November 17, 2015. At the time of filing such report, it had not been determined whether Ms. Brister, Mr. Rigby and Mr. Salazar would continue to serve on the same board committees in 2016 that they have served on in 2015.

The Bank is filing this Form 8-K/A to report that on December 14, 2015 the Bank’s Board of Directors appointed these individuals to serve on the same board committees in 2016 that they have served on in 2015. In addition, 2016 committee assignments for all other directors were also made on December 14, 2015. All other directors will also continue to serve on the same board committees in 2016 that they have served on in 2015. For 2016, the composition of each of the Board of Directors’ committees will be as follows:

Executive and Governance Committee

Joseph F. Quinlan, Jr. (Chairman)
Robert M. Rigby (Vice Chairman)
Patricia P. Brister
Albert C. Christman
C. Kent Conine
John P. Salazar
Margo S. Scholin
Ron G. Wiser

Affordable Housing and Economic Development Committee

C. Kent Conine (Chairman)
Dianne W. Bolen (Vice Chairman)
Michael C. Hutsell
A. Fred Miller, Jr.
Joseph F. Quinlan, Jr.
Robert M. Rigby
John P. Salazar

Audit Committee

Ron G. Wiser (Chairman)
Michael C. Hutsell (Vice Chairman)
Tim H. Carter
Mary E. Ceverha
Sally I. Nelson
Joseph F. Quinlan, Jr.
Robert M. Rigby
Margo S. Scholin

Compensation and Human Resources Committee

Patricia P. Brister (Chairman)
Mary E. Ceverha (Vice Chairman)
C. Kent Conine
A. Fred Miller, Jr.
Sally I. Nelson
Joseph F. Quinlan, Jr.
Robert M. Rigby

Government and External Affairs Committee

John P. Salazar (Chairman)
W. Wesley Hoskins (Vice Chairman)
Dianne W. Bolen
Patricia P. Brister
C. Kent Conine
James D. Goudge
Joseph F. Quinlan, Jr.
Robert M. Rigby

Risk Management Committee

Albert C. Christman (Chairman)
James D. Goudge (Vice Chairman)
Mary E. Ceverha
A. Fred Miller, Jr.
Joseph F. Quinlan, Jr.
Robert M. Rigby
Ron G. Wiser

Strategic Planning, Operations and Technology Committee

Margo S. Scholin (Chairman)
Tim H. Carter (Vice Chairman)
Albert C. Christman
W. Wesley Hoskins
Sally I. Nelson
Joseph F. Quinlan, Jr.
Robert M. Rigby

In 2016, Mr. Quinlan and Mr. Rigby will continue to serve as Chairman and Vice Chairman, respectively, of the Bank’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

December 18, 2015	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Financial Officer